Net Loss Per Share	11 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Net Loss Per Share
NOTE 14. NET LOSS PER SHARE
Basic net loss per share is computed by dividing net loss allocable to common shareholders by the weighted average number of common shares outstanding during the period. Diluted net loss per common share adjusts net loss and net loss per common share for the effect of all potentially dilutive shares of the Company’s Common Stock. Basic net loss per common share is the same as dilutive net loss per common share for the eleven months ended December 31, 2021 and for the period from January 7, 2021 (inception) through January 31, 2021, as the inclusion of all potential common shares would have been antidilutive. Potential common shares consist of public and private warrants to purchase Common Stock (using the treasury stock method) that were sold by GWAC in its initial public offering or concurrent with its initial public offering, respectively, and assumed by the Company as of the Effective Date of the Business Combination, as well as unvested RSUs and PSUs.

The following table presents the securities that are excluded from the computation of diluted net loss per common share as of December 31, 2021, because including them would have been antidilutive. There were no potentially dilutive securities as of January 31, 2021.

December 31, 2021
Public Warrants	8,500,000
Private Placement Warrants	114,000
Unvested RSUs	11,055,948

19,669,948